2x XRP ETF
Schedule of Investments
May 31, 2025 (Unaudited)

Va
Value
Other Assets in Excess of Liabilities - 100% (a)	2,748,355
TOTAL NET ASSETS - 100.0%	$2,748,355

Percentages are stated as a percent of net assets.

(a)	Includes cash of $2,343,418 that is pledged as collateral for futures contracts.

2x XRP ETF
Schedule of Futures Contracts
May 31, 2025 (Unaudited)

Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
CME XRP Futures Jun 25	48	06/27/2025	$5,292,000	$(130,868)
Net Unrealized Appreciation (Depreciation)				$(130,868)

2x XRP ETF
Schedule of Reverse Repurchase Agreements
May 31, 2025 (Unaudited)

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
Fixed Income Clearing Corporation(a)	4.82%	5/27/2025	06/03/2025	$(12,339,943)	$(12,331,688)
				$(12,339,943)	$(12,331,688)
(a) All or a portion of the fund’s investment in treasury bills has been pledged as collateral in connection with reverse repurchase agreements. At May 31, 2025, the value pledged was $12,467,625.

Summary of Fair Value Disclosure as of May 31, 2025 (Unaudited)

2x XRP ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2025:

	Level 1	Level 2	Level 3	Total
Liabilities:
Liabilities:
Other Financial Instruments:
Reverse Repurchase Agreements	–	(12,331,688)	–	(12,331,688)
Futures Contracts*	(130,868)	–	–	(130,868)
Total Other Financial Instruments	(130,868)	(12,331,688)	–	(12,462,556)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of May 31, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.